Exhibit 10.4

TENTH AMENDMENT

THIS TENTH AMENDMENT to the Pledge Agreement (as defined below) (the “Amendment”) is entered into as of October 8, 2025 (the “Effective Date”), by and between Jimmy Chan (“Pledgor”), NIGHTFOOD HOLDINGS, INC., a Nevada corporation (the “Company”),andMast Hill Fund, L.P., aDelawarelimited partnership(the “Holder”, and collectively withPledgor and the Company, the”Parties”).

BACKGROUND

A. The Parties are the parties to that certain pledge agreement dated on or around June 1, 2023 (as amended from time to time, the “Pledge Agreement”);and

B. On or around July 25, 2025, Lei Sonny Wang transferred the Preferred Shares (as defined in the Pledge Agreement) to the Pledgor.

C. The Parties desire to amend the Pledge Agreement as set forth expresslybelow.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree asfollows:

1. Unless otherwise defined herein, terms defined in the Pledge Agreement and used herein shall have the meanings given to them in the Pledge Agreement.

2. The Pledgor acknowledges and agrees that Pledgor is bound to the terms of the Pledge Agreement as provided in Section 13(d) of the Pledge Agreement.

3. The definition of “Notes” in the Pledge Agreement shall include the First Note, Second Note, Third Note, Fourth Note, Fifth Note, Sixth Note, Seventh Note, Eighth Note, Ninth Note, Tenth Note, Eleventh Note, Twelfth Note, Thirteenth Note, Fourteenth Note, Fifteenth Note, and Sixteenth Note (as defined in this Amendment). “Sixteenth Note” shall mean that certain senior secured promissory note in the principal amount of $2,270,000.00 issued by the Company to the Holder on or around October 8, 2025.

4. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Pledge Agreement. Except as specifically modified hereby, all of the provisions of the Pledge Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force andeffect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

Mast Hill Fund, L.P.

By:	/s/ Jimmy Chan	By:	/s/ Patrick Hassani
Name:	Jimmy Chan, an individual	Name:	Patrick Hassani
		Title:	Chief Investment Officer

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Jimmy Chan
Name:	Jimmy Chan
Title:	Chief Executive Officer